                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.____)

    X     Filed by the Registrant
---------

_________ Filed by a Party Other than the Registrant

Check the appropriate box:

_________ Preliminary Proxy Statement
_________ Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))
___X_____ Definitive Proxy Statement
___X_____ Definitive Additional Materials
_________ Soliciting Material Pursuant to Section 240.14a-11(c) or Section
          240.14a-12

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
      ------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


      -------------------------------------------------------------------
     (Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box)

   X      No fee required
---------

_________ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

_________ Fee Paid previously with preliminary materials.

_________ Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                     ____________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To be held on February 16, 2001
                     ____________________________________


To the Stockholders of Guardian Technologies International, Inc.:

     YOU ARE HEREBY NOTIFIED that an annual meeting of stockholders of Guardian Technologies International, Inc. ("Guardian"), will be held at 11 Sundial Circle, Suite 17, Carefree, Arizona 85377 at 10:00 o'clock a.m. local time, on February 16, 2001 at for the purpose of considering and voting upon the following:

_____ To elect five (5) Directors to serve until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

_____ To approve a Reverse Split of our outstanding securities of up to one-for-five (1-for-5) subject to the discretion of our Board of Directors

     Stockholders may also be asked to consider and vote upon such other matters that may properly come before the meeting and any adjournments or postponements thereof.

     Information relating to the matters is described in the accompanying Proxy Statement, which you are urged to read carefully and in its entirety.
     The Board has fixed the close of business on December 27, 2000, as the record date for the determination of the holders of common stock entitled to notice of, and to vote at, the meeting or any adjournment or postponement. A list of such stockholders will be available for review at the principal executive offices of Guardian listed below during normal business hours for a period of 10 days prior to the meeting.

     We welcome your attendance at the meeting. Whether or not you expect to attend the meeting in person, we urge you to complete, date, sign and return the enclosed proxy card as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. Your proxy is revocable and will not affect your right to vote in person if you decide to attend the meeting. Simply attending the meeting, however, will not revoke your proxy. For an explanation of the procedures for revoking your proxy, see the section of the Proxy Statement captioned "The Annual Meeting - Proxies." Returning your proxy card without indicating how you want to vote will have the same effect as a vote FOR the election of the slate of five (5) directors.

     Our principal executive offices are located at 11 Sundial Circle, Suite 17, Carefree, Arizona 85377. If you have any questions about this Notice or the proposal, please call J. Andrew Moorer at (480) 575-6972.

                                   By Order of the Board of Directors


                                   _____________________________________
Carefree, Arizona                       Oliver L. North, Secretary
January 17, 2001


                            YOUR VOTE IS IMPORTANT.
       TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.
                            11 Sundial Circle, #17
                            Carefree, Arizona 85377


                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is being furnished to the shareholders of Guardian Technologies International, Inc. (respectively, the "Guardian Shareholders" and "Guardian" or the "Company") in connection with the solicitation by Guardian of proxies to be used at the Annual Meeting of Guardian Shareholders on February 16, 2001 (the "Annual Meeting"), at the time, place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any adjournment thereof. When the accompanying proxy is properly executed and returned, the shares of common stock it represents will be voted at the Annual Meeting, and where a choice has been specified on a proxy, will be voted in accordance with such specification. If no choice is specified on a proxy, the shares it represents will be voted FOR Proposal No. 1, FOR the adoption and approval of a reverse split of up to one-for-five (1-for-5) of the issued and outstanding shares of our common and issued and outstanding options, warrants and other rights convertible into shares of our common stock, at the discretion of our Board of Directors to be implemented in the future as and when determined by our Board of Directors, and according to the judgment of the persons named in the enclosed proxies as to any other action which may properly come before the Annual Meeting or any adjournment thereof.

     In the event the Annual Meeting is, for any reason, adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the Annual Meeting. At the adjourned meeting, any business may be transacted which might have been transacted at the original Annual Meeting.

ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY, AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     This Statement is being mailed on or about January 17, 2001, to Guardian Shareholders eligible to vote at the Annual Meeting. Concurrently with the mailing of this Statement, Guardian is furnishing to its shareholders Guardian's Annual Report for its fiscal year ended December 31, 1999.

     Guardian is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph or other personal solicitations of certain Guardian Shareholders and brokers by one or more of the Directors or by Officers or employees of Guardian.
Guardian may request banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, Guardian has not made any contracts or arrangements for such solicitations, hence they cannot identify any parties or estimate the cost of such solicitation.

     Only Guardian Shareholders of record as of the close of business on December 27, 2000 (the "Record Date"), will be entitled to vote at the Annual Meeting. Representation of a majority of Guardian's shares of common stock outstanding on the Guardian Record Date, either in person or by proxy, constitutes a quorum for the Annual Meeting. When a quorum is present, the vote by a plurality of the shares represented at the Meeting shall decide the election of directors. As of the Record Date, Guardian had outstanding 3,973,462 shares of common stock, with each share being entitled to one vote.

All of the share numbers and share prices (except the trading volume information) included in this Proxy statement have been adjusted for a two-for-one stock split of the Company's Common Stock which was effective on March 15, 2000. The Common Stock began trading on a post-split basis on April 3, 2000.

                              THE ANNUAL MEETING

     The Board for use at the Meeting is furnishing this Proxy Statement and the accompanying proxy to shareholders of Guardian as part of the solicitation of proxies. This Proxy Statement and the enclosed form of proxy are first being mailed to the shareholders of Guardian on or about January 17, 2001.

Date, Time and Place of Meeting

     The Meeting will be held in the Company's offices at 11 Sundial Circle, Suite #17, Carefree, Arizona, on February 16, 2001, at 10:00 am, local time.

Matters to be Considered

     The purpose of the Meeting is to consider and vote upon the election of five (5) directors to serve until the next Annual Meeting of Stockholders.

     At the Meeting, our shareholders will also be asked to consider and vote upon a reverse split of our outstanding securities of up to one-for-five (1-for-5), at the discretion of our Board of Directors.

     Management of Guardian does not know of any other matter to be brought before the Meeting other than as referred to in this Proxy Statement. If any other business should properly come before the Meeting, the persons named in the proxy will vote upon those matters in their discretion.

Record Date and Outstanding Shares

     The Board has fixed the close of business on December 27, 2000, as the Record Date for determining shareholders entitled to notice of and to vote at the Meeting. As of the Record Date, there were approximately 74 shareholders of record of Guardian common stock and 3,973,462 shares of Guardian common stock outstanding and entitled to vote, with each share entitled to one vote.

Quorum

     The presence in person or by properly executed proxy of holders of a majority of the votes entitled to be cast at the Meeting is necessary to constitute a quorum. Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Broker non-voters will not be considered present at the meeting for purpose of determining a quorum.

Required Vote

     Directors shall be elected by a plurality of the votes of the shares present at the meeting either in person or represented by proxy and entitled to vote on the election of directors. On all other matters presented to a vote of the shareholders at the Meeting, a Proposal will be deemed ratified and adopted if it receives more votes in favor of such proposal than are cast against such Proposal. Abstentions will have the legal effect of a withheld vote in the election of Directors; abstentions will have the legal effect of a vote against a Proposal on all other matters. With respect to a broker non-vote on the Proposal, such shares will not be considered present at the Meeting, and will not be counted in the voting with respect to such matter.

     The officers and directors of Guardian have indicated that they intend to vote their shares FOR each director. These individuals own shares representing a total of 643,980 shares, or approximately 22% of the total number of shares of Guardian common stock outstanding as of the Record Date.

Proxies

     All shares of common stock represented at the Meeting either in person or by properly executed proxies received prior to or at the Meeting and not duly and timely revoked will be voted at the Meeting in accordance with the instructions in such proxies. If no such instructions are indicated, such shares will be voted in favor of all the proposals and, in the discretion of the proxyholder as to any other matter which may be incidental to the Meeting as may properly come before such Meeting. Guardian knows of no other matters other than as described in the Notice of Annual Meeting that are to come before the Meeting. If any other matter or matters are properly presented for action at the Meeting, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, including any adjournment or postponement of the Meeting, unless such authorization is withheld.

     A shareholder who has given a proxy may revoke it at any time prior to its exercise by: (i) giving written notice thereof to the Secretary of Guardian at or prior to the taking of the vote at the Meeting; (ii) signing and returning to the Secretary of Guardian a later dated proxy prior to the taking of the vote; or (iii) voting in person at the Meeting; however, mere attendance at the Meeting will not itself have the effect of revoking the proxy.

Solicitation of Proxies; Expenses

     The costs of filing and printing this Proxy Statement and the materials used in this solicitation will be borne by Guardian. In addition to solicitation by mail, the directors, officers, and employees of Guardian may solicit proxies from shareholders by telephone or in person. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to Guardian shareholders. Guardian may reimburse these custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses incurred.



         YOU SHOULD NOT SEND STOCK CERTIFICATES WITH YOUR PROXY CARD.

            SUMMARY OF PROPOSAL TO BE DECIDED AT THE ANNUAL MEETING


     The Following summary only highlights selected information from this document and may not contain all of the information that is important to you. To understand the Proposal fully, you should carefully read this entire document.


1.   PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     a.   Nominees:
          --------

          In the absence of contrary instructions, the persons named in the accompanying form of Proxy intend to vote all proxies FOR the election of the following nominees:

          (1)  Oliver L. North

          (2)  J. Andrew Moorer

          (3)  Herbert M. Jacobi

          (4)  Kevin L. Houtz

          (5)  David W. Stevens

     Each of the nominees is currently a director of the Company.


     b.   Recommendations to Shareholders:
          -------------------------------

          The Guardian Board of Directors believes that the election of each of the above named nominees is in the best interest of the Guardian Shareholders, and unanimously recommends a vote FOR Proposal No. 1.


     c.   Votes Required:
          --------------

          Directors shall be elected by a plurality of the votes present at the meeting either in person or by proxy and entitled to vote on the election of directors.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS


     The Guardian Board of Directors has voted to nominate five (5) Directors for election to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Each of the following nominees has consented to be nominated to serve as a Director of the Company. Messrs. North, Moorer, Jacobi, Houtz and Stevens are currently Directors of the Company.

     The Company's Articles of Incorporation expressly prohibit cumulative voting. Therefore, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all or one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, directorships and certain other affiliations and information are set forth below:

1.   Information Concerning Nominees
     -------------------------------


    Name                Age         Position     Director/Officer Since
    ----                ---         --------     -----------------------
    Oliver L. North     57   Chairman of the Board       1989
                             and Secretary

    J. Andrew Moorer    38         President              1999
                              and Chief Executive
                                Officer, Director

    Herbert M. Jacobi   60          Director              1997

    Kevin L. Houtz      38          Director              1999

    David W. Stevens    64          Director              1999



     OLIVER L. NORTH. Mr. North has served as Chairman of the Board, President and Secretary of the Company from inception. He graduated from the United States naval Academy in June, 1968 and served in the United States Marine Corps for twenty-two years. His service included a tour of duty in Vietnam where he earned a Silver Star for heroism, a Bronze Star with a "V" for valor, and two Purple Hearts for wounds received in action. From 1981 through 1986, he served as a member of President Ronald Reagan's National Security Council staff and became Deputy Director of Political-Military Affairs. In this capacity, he helped plan the liberation of Grenada, the capture of terrorists who hijacked the cruise ship Achille Lauro, and the U.S. raid on Quaddafi's terrorist training camps in Libya. He retired from the Marine Corps in 1988.

     J. ANDREW MOORER. Mr. Moorer has been our President and Chief Executive Officer since February 1999. Mr. Moorer was named Chief Operating Officer of the Company in l998. He was Chief Financial Officer of Redwood MicroCap Fund from 1994 until 1998. Mr. Moorer began his career as a Certified Public Accountant in the Audit and Emerging Business Services Group of the international accounting firm of PriceWaterhouseCoopers. Since leaving public accounting in l987, Mr. Moorer has held various positions in finance with increasing levels of responsibility, including the position of Chief Financial Officer for several firms. Mr. Moorer received his formal education at Loyola College of Maryland.

     HERBERT M. JACOBI.  Mr. Jacobi has been an attorney in private practice
in New York, NY since 1967.   Mr. Jacobi received a B.A. from Columbia College
in 1960 and a J.D. from Columbia Law School in 1963. Mr. Jacobi has lectured at the Oil and Gas Institute in securities law.

     KEVIN L. HOUTZ. Mr. Houtz is the founder of Elements of Design, a full service graphic design firm located in Baltimore, Maryland. The firm, which specializes in the development of corporate identity and collateral and packaging design, has served a variety of regional and national clients since its inception in 1989. Mr. Houtz graduated from the University of Maryland in 1984 receiving a Bachelor of Arts degree in Visual Arts/Design.

     DAVID W. STEVENS. Mr. Stevens has been the Chief Operations Officer of Hargrove, Inc., a company specializing in exhibits and special events, for more than the past five years. He has been the CEO of several public and private companies for the past twenty-four years. His assignments have focused on restructuring and turnaround situations in the manufacturing, defense electronics, and engineering services industries. Mr. Stevens is also a consultant to the International Finance Corporation of the World Bank Group in organizational development.

     Each Director will be elected to serve until the next Annual Meeting of Shareholders in 2002 or until a successor is duly elected and qualified.
     No family relationship exists between any director or executive officer.

     There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent (5%) of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

     Except as set forth above, during the last five (5) years no director or officer of the Company has:

     a. had any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     b. been convicted in a criminal proceeding or subject to a pending criminal proceeding;

     c. been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

     d. been found by a court of competent jurisdiction in a civil action, the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

     Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than the Board of Directors believes could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

2.   Meetings and Committees of the Board of Directors
     -------------------------------------------------

     a.   Meetings of the Board of Directors

     During the fiscal year ended December 31, 1999, 24 meetings of the Board of Directors were held, including regularly scheduled and special meetings. All incumbent Board members attended 100% of the Board meetings. Outside Directors were reimbursed their expenses associated with attendance at such meetings or otherwise incurred in connection with the discharge of their duties as a Director. Directors received a grant of 20,000 shares of common stock for their services during 1999.

     b.   Committees

     During 1999, the Company had standing Audit and Compensation Committees of the Board of Directors.

     During fiscal 1999, the members of the Audit Committee were Kevin L. Houtz, Herbert M. Jacobi and David W. Stevens. No member of the Audit Committee receives any additional compensation for his service as a member of that Committee. During 1999, the Audit Committee held no formal meetings.
The Audit Committee is responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, reviews with Management the Management's Discussion and Analysis section of the Annual Report, reviews the letter of Management Representations given to the independent public accountants, meets privately with the independent public accountants to discuss all pertinent matters, and reports regularly to the Board of Directors regarding its activities.

     During fiscal 1999, the members of the Compensation Committee were Kevin
L. Houtz, Oliver L. North and David W. Stevens. No member of the Compensation Committee receives any additional compensation for his service as a member of that Committee. During 1999, the Compensation Committee held no formal meetings. The Compensation Committee is responsible for reviewing pertinent data and making recommendations with respect to compensation standards for the executive officers, including the President and Chief Executive Officer, establishing guidelines and making recommendations for the implementation of Management incentive compensation plans, reviewing the performance of the President and CEO, establishing guidelines and standards for the grant of incentive stock options to key employees under the Company's Incentive Stock Option Plan, and reporting regularly to the Board of Directors with respect to its recommendations.

     Any transactions between the Company and its officers, directors, principal shareholders, or other affiliates have been and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent, outside disinterested directors.

3.   Remuneration and Executive Compensation
     ---------------------------------------

     The following tables and discussion set forth information with respect to all plan and non-plan compensation awarded to, earned by or paid to the Chief Executive Officer ("CEO"), and the Company's four (4) most highly compensated executive officers other than the CEO, for all services rendered in all capacities to the Company and its subsidiaries for each of the Company's last three (3) completed fiscal years; provided, however, that no disclosure has been made for any executive officer, other than the CEO, whose total annual salary and bonus does not exceed $100,000.

                                      TABLE 1
                            SUMMARY COMPENSATION TABLE
                                                                           Long Term Compensation
                                                                    ----------------------------------
                                    Annual Compensation(1)              Awards              Payouts
                                  --------------------------        ---------------         -------
                                                      Other                                              All
                                                     Annual          Restricted                         Other
Name and                                             Compen-            Stock                 LTIP     Compen-
Principal                Year     Salary    Bonus    sation            Award(s)  Options/    Payouts   sation
Position                 Year       ($)      ($)     ($)(2)               ($)      SARs        ($)       ($)
---------------         -------  --------   -----   ---------        ----------- -------     -------   ------

Oliver L. North,
  Chairman and Secretary  1999        -0-     -0-     $55,000         100,000        -0-      -0-        -0-

J. Andrew Moorer,
  President and Chief
  Executive Officer       1999    $82,500   $12,175     -0-              -0-      100,000     -0-         -0-


(1) The above table reflects salary expenses as recorded on the Company's financial statements in accordance with generally accepted accounting principles. As such, the amounts may differ from the base salary rates discussed below.

                                      TABLE 2
                            OPTION/SAR GRANTS FOR LAST
                          FISCAL YEAR - INDIVIDUAL GRANTS

                                % of Total
                               Options/SARs
                                Granted to     Exercisable or
                Options/SARs   Employees in      Base Price
       Name      Granted (#)    Fiscal Year        ($/Sh)      Expiration Date
---------------------------    ------------     -------------  ---------------

J. Andrew Moorer   100,000         100%             $.70       February 2007




                                     TABLE 3
                AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION/SAR VALUES

                                                                     Value of
                                                                     Number of     Unexercised
                                                                    Unexercised   In-the-Money
                                                                   Options/SARs   Options/SARs
                                                                   at FY-End (#)  at FY-End($) (1)

                        Shares Acquired       Value Realized        Exercisable    Exercisable/
Name                    on Exercise (#)             ($)           (Unexercisable) Unexercisable
----------------        ---------------       --------------      --------------  --------------

Oliver L. North,              -0-                  -0-               110,000         -0-
   Chairman and
   Secretary

J. Andrew Moorer,             -0-                  -0-               140,000       $30,000
   President and
   Chief Executive
   Officer
________________________


(1) The above table reflects salary expenses as recorded on the Company's financial statements in accordance with generally accepted accounting principles. As such, the amounts may differ from the base salary rates discussed below.

3.   Compliance With Section 16(a) of the Exchange Act:
     -------------------------------------------------

     Under the Securities Laws of the United States, the Company's Directors, its Executive (and certain other) Officers, and any persons holding more than ten percent (10%) of the Company's common stock are required to report their ownership of the Company's common stock and any changes in that ownership to the Securities and Exchange Commission and the NASDAQ stock market. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1998 and 1999. All of these filing requirements were satisfied by the Company's Officers and Directors and ten percent holders. In making these statements, the Company has relied on the written representations of its Directors and Officers or copies of the reports that they have filed with the Commission.



     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                   THE ELECTION OF THE NOMINEES AS DIRECTORS

                                PROPOSAL NO. 2:
                              REVERSE STOCK SPLIT

4.   Reverse Stock Split
     -------------------

     Mechanics of Reverse Stock Split.
     --------------------------------

     We are seeking your authorization to undertake, at our discretion in the future, up to a one-for-five (1-for-5) Reverse Split of our outstanding shares of Common Stock and outstanding options, warrants and other rights convertible into shares of Common Stock. We request your approval to effect a Reverse Split of our securities at such time in the future as we may determine, in our sole discretion, to be in the best interest of the Company and its Shareholders. Once implemented, the Reverse Split would result in each holder of our Common Stock on the Record Date owning fewer shares of Common Stock than they owned immediately before the Reverse Split, and outstanding options, warrants, and other convertible rights will become exercisable to purchase a fewer number of shares of Common Stock at an exercise price per share increased by the factor of the reverse split. Fractional shares, options and warrants will be rounded up to the nearest whole.

     If our Shareholders approve the Reverse Split as currently described, we will be authorized to implement the Reverse Split within the foregoing parameters if we chose to do so at any time and until such time as the authorization is revoked by a majority vote of our Shareholders at a future regular or special meeting of the Company's Shareholders. If and when implemented, we will cause our stock transfer agent to provide each Shareholder of record written notice of such implementation together with a description of the effect thereof.

     The Reverse Stock Split will not affect in any manner the rights and preferences of our shareholders. There will be no change in the voting rights, right to participate in stock or cash dividends, or rights upon the liquidation or dissolution of the Company of holders of Common Stock; nor will the Reverse Split affect in any manner the ability of our Shareholders to sell under Rule 144 or otherwise engage in market transactions in accordance with federal and state securities laws.

     The Reverse Stock Split will also result in an automatic adjustment of any and all outstanding options, warrants and other rights exercisable or convertible into shares of our Common Stock. The adjustment will consist of an increase in the exercise price or conversion value per share by the factor of the Reverse Split and the number of shares issuable upon exercise or conversion will be reduced by the same factor. For example, if we implement a one-for-two (1-for-2) Reverse Split, an option, warrant or other right exercisable or convertible into 1,000 shares of our Common Stock at an exercise price or conversion value of $1.00 per share immediately before implementation of the Reverse Split would be exercisable or convertible into 500 shares of our Common Stock at an exercise price or conversion value of $2.00 per share immediately after implementation of the Reverse Split. All other relative rights and preferences of holders of outstanding options, warrants and other rights convertible or exercisable into shares of our common stock shall remain unchanged.

     Reasons for Reverse Stock Split.
     -------------------------------

     We believe that approval of the Reverse Split is in the best interest of the Company and its shareholders for several reasons. First, as our Common Stock is listed on the NASDAQ SmallCap Market ("NASDAQ"), we must qualify for continued listing on NASDAQ under the NASDAQ maintenance criteria. The NASDAQ maintenance criteria include, among other things, the requirement that our Common Stock maintain a minimum bid price of $1.00 per share, and the requirement that the market value of our public float be at least $1,000,000. As of the date of this Proxy Statement we do not satisfy either of these criteria. As a result, it may be necessary to implement a reverse split of our Common Stock in order to meet the NASDAQ maintenance criteria and to ensure that our Common Stock will continue to qualify for listing on NASDAQ.

     Additionally, we believe that a Reverse Split, which will result in a higher per share trading price of our Common Stock, will enable us to attract additional interest in our Common Stock from the investment community, and particularly market-makers. Numerous broker-dealers and investment bankers require that a company's common stock have a minimum public trading price before those broker-dealers or investment bankers will agree to make a market in that security. As a result, we believe that the Reverse Split has the potential of improving the liquidity of the public market for our Common Stock.

     Votes Required.
     --------------

     Approval and adoption of the Reverse Split and amendment to the Articles of Incorporation will require the affirmative vote of a majority of the shares entitled to vote at the Meeting.

     Management Recommendation.
     -------------------------

     OUR BOARD OF DIRECTORS HAS CONCLUDED THAT THE PROPOSED REVERSE STOCK SPLIT AND AMENDMENT TO OUR ARTICLES OF INCORPORATION ARE IN THE BEST INTEREST OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS APPROVE THIS PROPOSAL AT THE MEETING.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information regarding ownership of the Company's outstanding Common Stock on December
31, 2000 by (i) beneficial owners of more than 5% of the outstanding shares of Common Stock; (ii) each director and each executive officer; and (iii) all directors and executive officers as a group. Except as otherwise indicated below and subject to applicable community property laws, each owner has sole voting and sole investment powers with respect to the stock listed.



Title      Name and Address           Amount and Nature      Percent of
of Class   of Beneficial Owner   of Beneficial Ownership(1)   Class(2)
---------- -------------------   --------------------------- ----------
Common     J. Andrew Moorer              420,000 (3)            11.0%
Stock      P.O. Box 3618
           Carefree, AZ 85377

Common     Oliver L. North                 229,980              6.4%
Stock      Rt. 1, Box 560
           Bluemont, VA 20135

Common     Herbert M. Jacobi               20,000                 *
Stock      8 West 38th Street
           New York, NY 10018

Common     Kevin L. Houtz                  284,000 (4)          7.6%
Stock      3000 Chestnut Ave.,
           Ste. 343D
           Baltimore, MD 21211

Common     David W. Stevens                46,000 (5)           1.3%
Stock      312 Greenwood Point Rd.
           Grasonville, MD 21638

All Officers and Directors as              999,980              25.3%
a Group (5 Persons) (6)
_____________________________________

*    Less than 1%

(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option or warrant.
(2) In calculating percentage ownership, all shares of Common Stock that the named stockholder has the right to acquire within 60 days upon exercise of any option or warrant are deemed to be outstanding for the purpose of calculating the percentage of Common Stock owned by such stockholder, but are not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other stockholder. Shares and percentages beneficially owned are based upon 3,973,462 shares outstanding on December 31, 2000.

(3)  Includes 200,000 shares purchasable upon exercise of options.

(4)  Includes 120,000 shares purchasable upon exercise of warrants.

(5)  Includes 24,000 shares purchasable upon exercise of warrants.

(6)  Includes Messrs. Moorer, North, Jacobi, Houtz and Stevens.

5.   Certain Relationships and Related Transactions
     ----------------------------------------------

     On April 1, 2000, J. Andrew Moorer, President and Chief Executive Officer of the Company, exercised options to purchase 40,000 shares of the Company's common stock at an exercise price of $1.25 per share. The exercise price was paid by Mr. Moorer issuing to the Company his promissory note in the amount of $50,000. The interest rate on the promissory note was eight percent (8%) per annum, which was due in one year. Mr. Moorer repaid the promissory note on September 29, 2000.

     In February 1999, J. Andrew Moorer and Oliver L. North entered into an agreement whereby Moorer was granted an option to acquire, from North, 100,0000 shares of common stock of the Company at an exercise price of $1.75 per share for a period of six (6) months and 57,990 shares of common stock at an exercise price of $5.00 for a period of one (1) year. During 1999 Moorer exercised the option to purchase 100,000 shares of common stock from North for $175,000. As of the date of this filing, the remaining 57,990 shares under option expired unexercised.

     During 1999, the Company paid $55,000 in cash and issued 75,006 shares of common stock valued at $51,087 to Mr. North for consulting services.

     The Company issued to TAIM Special Equities III 133,334 shares of common stock for $100,000. TAIM owns 50% of Structural.

     During 1999 the Company loaned $85,000 to TAIM. The interest rate is 9%, with interest due monthly with principal due December 31, 2000. The note is collateralized by 10% of TAIM's common stock ownership of Structural and consulting fee payments of $12,500 per month made to TAIM by Structural. The note was paid in full in January 2001.

     During 1999 the Company issued to Redwood MicroCap Fund, Inc. 66,666 shares of common stock valued at $50,000 for serviced provided in connection with the acquisition of Structural. Mr. Moorer was a director of Redwood.

     During 1999 the Company paid $50,000 to Redwood for financial advisory services.

     In January 2000 we issued 20,000 shares of common stock to each of our five directors as compensation to them for their services as directors in 1999. The shares were valued at $.98 per share.

     In January 2000 we sold in private offering 150,000 units, each consisting of two shares of common stock and 24 warrants. The units were priced at $1.50, so that the total proceeds from the offering were $225,000. The common stock component of the units and the common stock into which the warrants are exercisable are the shares being sold in this offering. Two of our directors, Messrs. Houtz and Stevens purchased 10,000 units and 2,000 units, respectively, in this offering.

     We issued 194,000 options in 1999. 100,000 of those options were issued to Mr. Moorer. The options to Mr. Moorer have an exercise price of $.705 per share and expire in 2006. We issued an additional 100,000 options to Mr. Moorer in January 2000 that are exercisable at $1.00 per share and expire in 2007.

     On April 1, 2000, Mr. Moorer exercised 40,000 options to purchase common stock at $1.25 per share by issuing a note payable to us. The interest rate on the note is 8%. The note has been repaid.

     While we have not formally adopted any policy controlling transactions with our affiliates and principal shareholders, in each instance we believe that the terms of these arrangements are commercially reasonable. All transactions between the company, on the one hand, and one of our officers and directors, on the other, have been approved by a majority of our disinterested directors.

                                 OTHER MATTERS


     The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If, however, any other matters properly come before the Annual Meeting, it is the intention of the person's named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

     Whether or not you expect to present at the meeting, please sign and return the enclosed proxy promptly. Your vote is important. If you wish to attend the meeting and wish to vote in person, you may withdraw your proxy.

                              GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.



                              By:______________________________________
                                   Oliver L. North, Secretary



               Shareholder Proposals For The 2001 Annual Meeting

     If any shareholder wishes to present a proposal for inclusion in the proxy materials to be mailed by the Company with respect to the 2001 Annual Meeting of Shareholders, the proposal must be presented to the Company's management prior to March 31, 2001, along with proof of common stock ownership in the Company.

                   GUARDIAN TECHNOLOGIES INTERNATIONAL, INC.

                   PROXY SOLICITED ON BEHALF OF THE COMPANY

     The undersigned hereby constitutes and appoints J. Andrew Moorer or ____________________________ (SEE NOTE BELOW) or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys or attorney and proxies of the undersigned to attend the Annual Meeting of the Shareholders of Guardian Technologies International, Inc (the "Company") to be held at the principal offices of the Company, 11 Sundial Circle, Suite 17, Carefree, Arizona 85377 on February 16, 2001 at 10:00 o'clock a.m. local time, or any adjournment or adjournments thereof, and vote all the shares of the Company standing in the name of the undersigned with all the powers the undersigned would possess if present at said meeting.

          (1)  FOR ________________   WITHHOLD AUTHORITY _____________

               To elect all of the nominees listed below:

          Oliver L. North, J. Andrew Moorer, Herbert M. Jacobi, Kevin L. Houtz and David W. Stevens

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name below)

          (2)  FOR __________   AGAINST __________    ABSTAIN ___________

               To approve a Reverse Split of our outstanding securities of up to one-for-five (1-for-5), subject to the discretion of the the Board of Directors.
_____________________________________________


UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ITEM 1 AND IN THE DISCRETION OF THE PERSON HOLDING THE PROXY FOR ANY OTHER BUSINESS.

(NOTE: Should you desire to appoint a proxy other than the management designees named above, strike out the names of management designees and insert the name of your proxy in the space provided above. Should you do this, give this proxy card to the person you appoint instead of returning the proxy card to the Company.)

(PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.)

Receipt is acknowledged of Notice of Annual Meeting and Proxy Statement for the meeting.

                              Date:_____________________________, 2001


                              _____________________________________
                              Name (please type or print)

                              _____________________________________
                              Signature

                              _____________________________________
                              Signature, if held jointly

                              Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.